Exhibit 10.34

Membership Interest Pledge Agreement

This MEMBERSHIP INTEREST PLEDGE AGREEMENT (this “Agreement”) is entered into as of September 14, 2015 (the “Effective Date”) by and between Jammin Java Corp., a Nevada corporation (“Company”), and Typenex Co-Investment, LLC, a Utah limited liability company (the “Pledgor”).

A.           Pursuant to the terms and conditions of that certain Securities Purchase Agreement of even date herewith by and between the Pledgor and Company (the “Purchase Agreement”), the Pledgor has issued to Company a Secured Investor Note in the principal amount of $250,000.00 (the “Note”). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

B.           The Pledgor has agreed to pledge a 40% membership interest in Typenex Medical, LLC, an Illinois limited liability company (“Typenex Medical”), to secure the Pledgor’s performance of its obligations under the Note.

C.           Company is willing to accept the Note only upon receiving the Pledgor’s pledge of such membership interest as set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises, the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Grant of Security Interest.  The Pledgor hereby pledges to Company as collateral and security for the Secured Obligations (as defined in Section 2) a 40% membership interest in Typenex Medical (the “Pledged Interest”).  Company shall have the right to exercise the rights and remedies set forth herein and in the Note if a Payment Default (as defined in the Note) shall occur. Such Pledged Interest, together with any additions, replacements, accessions or substitutes therefor or proceeds thereof, are hereinafter referred to collectively as the “Collateral”.

2.           Secured Obligations.  During the term hereof, the Collateral shall secure the performance by the Pledgor of all of its payment obligations under the Note (the “Secured Obligations”).

3.           Perfection of Security Interests.  The Pledgor hereby authorizes Company to file and record, as the Pledgor’s attorney-in-fact, any financing statements, any carbon, photographic or other reproduction of a financing statement, or other paper that may be necessary in order to create, preserve, perfect or validate any security interest or to enable Company to exercise and enforce its rights hereunder with respect to any of the Collateral.

4.           Representations and Warranties of the Pledgor.  The Pledgor represents and warrants hereby to Company as follows with respect to the Pledged Interest:

4.1.           Title.  The Pledgor is the sole owner of the Pledged Interest, having good and marketable title thereto; provided, however, that the Pledged Interest may be subject to other liens and encumbrances. The Pledged Interest is subject to the applicable transfer restrictions which may be imposed under the operating agreement of Typenex Medical or other governing documents of Typenex Medical or applicable federal and state securities laws.

4.2.           Binding Effect.  This Agreement constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms (except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws now or hereafter in effect).

5.           Preservation of the Value of the Collateral.  The Pledgor shall pay all taxes, charges, and assessments against the Collateral and do all acts necessary to preserve and maintain the value thereof.

6.           Collection of Distributions and Interest.  During the term of this Agreement and so long as no Payment Default has occurred and is continuing under the Note, the Pledgor is authorized to collect all distributions, interest payments, and other amounts that may be, or may become, due on any of the Collateral.

7.           Voting Rights.  Unless and until Company has rightfully exercised its rights under this Agreement to foreclose its security interest in the Collateral, the Pledgor shall have the right to exercise any voting rights evidenced by, or relating to, the Collateral.

8.           Company Not a Member or Partner.  The pledge of the Pledged Interest hereunder does not, in and of itself, constitute an assignment of any rights or obligations of the Pledgor as a member in or of Typenex Medical.  Company is not, in any manner or respect, a member, partner or joint venturer in or with Typenex Medical.

9.           Remedies upon Default.  Upon the occurrence and during the continuance of a Payment Default under the Note (“Event of Default”), Company may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under applicable law (irrespective of whether such applies to the affected items of Collateral).  The Pledgor agrees that, to the extent notice of sale shall be required by law, at least fifteen (15) calendar days’ notice to the Pledgor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification.

10.           Termination of Agreement and Security Interests.  Company covenants and agrees that on the earlier of (i) the date the Note is repaid in full and (ii) at Pledgor’s option, the date that is six (6) months and three (3) days following the Effective Date, or such later date as specified by the Pledgor in its sole discretion (the “Termination Date”), this Agreement and all security interests granted hereunder with respect to the Collateral shall terminate (and all such security interests shall be deemed released).  At the Termination Date, Pledgor, as Company’s attorney-in-fact, shall be authorized to terminate all UCC Financing Statements (Form UCC1) (each a “Financing Statement”) filed hereunder by way of filing a UCC Financing Statement Amendment (Form UCC3) with respect to each such Financing Statement, and to take all other action (including making all filings) necessary to reflect that this Agreement and the security interests granted hereunder have terminated.  Any portion of the Collateral held by or on behalf of Company shall be returned to the Pledgor within five (5) business days of the Termination Date and Company shall timely execute and deliver to the Pledgor, and file and/or record, as necessary, all such documents as the Pledgor shall reasonably request to evidence the termination of this Agreement and all security interests granted hereunder and the return of the Collateral to the Pledgor.  Notwithstanding any other provision contained herein, all provisions of this Agreement that by their nature are intended to survive the termination of this Agreement shall survive the termination of this Agreement.

11.           Substitution of Collateral. Notwithstanding anything to the contrary herein, the Pledgor may, in the Pledgor’s sole discretion, add additional collateral to the Collateral and/or may substitute Collateral as the Pledgor deems fit, provided that the fair market value of the substituted Collateral may not be less than the outstanding balance of the Note as of the date of any such substitution.  Pledgor, as Company’s attorney-in-fact, shall be authorized to file a UCC Financing Statement Amendment (Form UCC3) with respect to each applicable Financing Statement to reflect such substitution of Collateral.  Any portion of the Collateral replaced by the substituted Collateral that is held by or on behalf of Company shall be returned to the Pledgor within five (5) business days of Pledgor’s written notice of substitution, and Company shall timely execute and deliver to the Pledgor, and file and/or record, as necessary, all such documents as the Pledgor shall reasonably request to evidence such substitution of Collateral.

12.           Application of Collateral Proceeds.  Upon the occurrence and during the continuance of an Event of Default, any cash held by Company as Collateral and all cash proceeds received by Company in respect of any sale of, collection from, or other realization upon all or any part of the Collateral pursuant to the exercise by Company of its remedies as a secured creditor as provided in Section 9 shall be paid to and applied as follows:

12.1.           First, to the payment of reasonable costs and expenses, including all amounts expended to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys’ fees, incurred or made hereunder by Company;

12.2.           Second, to the payment to Company of the amount then owing or unpaid on the Note (to be applied first to accrued interest and second to outstanding principal); and

12.3.           Third, to the payment of the surplus, if any, to the Pledgor, its assigns, or to whosoever may be lawfully entitled to receive the same.

13.           Expenses.  The Pledgor agrees to pay and reimburse Company upon demand for all reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) that Company may incur in connection with (a) the custody, use or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, (b) the exercise or enforcement of any rights or remedies granted hereunder, under any of the Note or otherwise available to it (whether at law, in equity or otherwise), or (c) the failure by the Pledgor to perform or observe any of the provisions hereof.

14.           Governing Law; Venue.  Except as otherwise specifically set forth herein, the parties expressly agree that this Agreement shall be governed solely by the laws of the State of Utah for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each party consents to and expressly agrees that exclusive venue for arbitration of any dispute arising out of or relating to this Agreement or the relationship of the parties or their affiliates shall be in Salt Lake County or Utah County, Utah.

15.           Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY.  THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY WAIVING ITS RIGHT TO DEMAND TRIAL BY JURY.

16.           Purchase Agreement; Arbitration of Disputes. By executing this Agreement, each party agrees to be bound by the terms, conditions and general provisions of the Purchase Agreement and the other Transaction Documents (as defined in the Purchase Agreement), including without limitation the Arbitration Provisions set forth as an Exhibit to the Purchase Agreement.

17.           Waivers and Amendments.

17.1.           Non-waiver.  No failure or delay on either party’s part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

17.2.           Amendments and Waivers.  This Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by the Pledgor and Company; provided, however, that the Pledgor may amend this Agreement to add additional Secured Investor Notes or Investor Notes (as such terms are defined in the Purchase Agreement) to the definition of “Note” in the Recitals above without Company’s consent thereto and in such event it shall be sufficient to amend this Agreement for the Pledgor to give written notice of such amendment to Company.  For the avoidance of doubt, in the event the Pledgor amends this Agreement as permitted in the preceding sentence, any such Secured Investor Notes or Investor Notes that are added to the definition of “Note” set forth in the recitals above shall automatically become a Note for all purposes hereunder and shall be secured by the Collateral pursuant to the terms and conditions set forth herein from the date of such amendment. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

18.           Notices.  Unless otherwise provided for herein, all notices, requests, demands, claims and other communications hereunder shall be given in accordance with the subsection of the Purchase Agreement titled “Notices.”  Either party may change the address to which notices, requests, demands, claims or other communications hereunder are to be delivered by providing notice thereof in the manner set forth in the Purchase Agreement.

19.           Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

20.           Attorneys’ Fees.  Without limiting any other provision contained herein, in the event of any action at law or in equity to enforce or interpret the terms of this Agreement, the parties agree that the party who is awarded the most money shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys’ fees and expenses paid by such prevailing party in connection with the litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses.  Nothing herein shall restrict or impair a court’s power to award fees and expenses for frivolous or bad faith pleading.

21.           Construction and Interpretation. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and each party has been represented by its or its own legal counsel. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

22.           Successor and Assigns; Assignment.  The terms and provisions of this Agreement shall be binding upon, and, subject to the provisions of this Section, the benefits thereof shall insure to, the parties hereto and their respective successors and assigns; provided, however, that the rights, interests or obligations of Company hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by Company without the prior written consent of the Pledgor, which consent may be withheld at the sole discretion of the Pledgor; provided, however, that in the case of a merger, sale of substantially all of Company’s assets or other corporate reorganization, the Pledgor shall not unreasonably withhold, condition or delay such consent.

23.           Severability.  If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted by law and the balance of this Agreement shall remain in full force and effect.

24.           Entire Agreement.  This Agreement, together with the Purchase Agreement and Note and all other Transaction Documents, constitute and contain the entire agreement between Company and the Pledgor and supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

25.           Counterparts; Facsimile Execution.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement.  Delivery of an executed counterpart of this Agreement by facsimile or email shall be equally as effective as delivery of an original executed counterpart of this Agreement.

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IN WITNESS WHEREOF, the Pledgor and Company have caused this Agreement to be duly executed and delivered by their officers thereunto, as applicable, duly authorized as of the date first written above.

PLEDGOR:

Typenex Co-Investment, LLC

By: Red Cliffs Investments, Inc., its Manager

By: /s/ John M. Fife
John M. Fife, President

COMPANY:

Jammin Java Corp.

By: /s/ Anh Tien Tran
Printed Name: Anh Tien Tran
Title: President

[Signature Page to Membership Interest Pledge Agreement]